EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Gregory P. Hanson, certify that:
1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of ADVENTRX Pharmaceuticals, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 7, 2007	By:	/s/ Gregory P. Hanson
Gregory P. Hanson
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)